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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  April 24, 2003

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               0-22141                               38-2606945
       (Commission File Number)       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
              (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

On April 24, 2003, Covansys Corporation (NASDAQ: "CVNS") issued a press release announcing its earnings for the quarter ended March 31, 2003. The entirety of the press release is attached to this report as an exhibit.

              Exhibit No.                   Description
               99.1              Press Release Dated April 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Covansys Corporation
Dated:  April 28, 2003

                                      By: /s/ Michael S. Duffey
                                          ----------------------
                                      Michael S. Duffey
                                      Executive Vice President of Finance and
                                      Administration and Chief Financial Officer



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                                 EXHIBIT INDEX



        EXHIBIT NO.                    DESCRIPTION
        99.1                Press Release Dated April 24, 2003